Exhibit 31.2
CERTIFICATION OF DISCLOSURE
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Gregory Norden, certify that:
1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Wyeth (“the registrant”); and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2009	By:	/s/ Gregory Norden
Gregory Norden
Senior Vice President and Chief Financial Officer